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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           __________________________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT:  FEBRUARY 25, 2000



                                Raytheon Company
             (Exact name of registrant as specified in its charter)


   Delaware                           1-13699                    95-1778500
(State or other                  (Commission File No.)         (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

 141 Spring Street                                                  02421
Lexington, Massachusetts                                         (Zip Code)
 (Address of principal
  executive offices)

                                (781) 862-6600
                        (Registrant's telephone number,
                             including area code)


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                                      -2-


Item 5.  Other Events.
         ------------

          On January 25, 2000, the Registrant announced financial results for its fiscal year ended December 31, 1999. In connection with this announcement, the Registrant issued a press release, a copy of which is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

          (c) The following exhibits are filed as part of this report:

              99.1  Press relese dated January 25, 2000.
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                                      -3-

                                   SIGNATURE

          Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RAYTHEON COMPANY


                              /s/  John W. Kapples
                              -----------------------------------------
                              John W. Kapples
                              Vice President and Secretary



Dated: February 25, 2000